                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 18, 2000
                            (earliest event reported)




                             HAAS NEUVEUX & COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Colorado                          33-7945-D              84-1032191
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(State or other jurisdiction           (Commission            (IRS Employer
   of incorporation)                   File Number)        Identification No.)



94 Rue de Lausanne, CH1202, Geneva, Switzerland
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:    011-41-22-9000000
                                                   ----------------------------

        Former address: 1999 Broadway, Ste. 3250, Denver, Colorado 80209
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         (Former name or former address, if changed since last report.)







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ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT

         In connection with the acquisition of Beijing Century Milestone S&T Co., Ltd. ("BCM"), under the Agreement and Plan of Reorganization as set forth in Item 2, below, Luo Yun was appointed as Chairman, Chief Executive Officer, and a Director; Xiao Gung was appointed as Secretary, Treasurer and a Director; Feng Ji Ming was appointed as a Director; and Michael A.J. Harrop remained as a Director. Mr. Harrop is also acting as President until the next meeting of the Board of Directors, at which time he will resign from that position.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         AGREEMENT AND PLAN OF REORGANIZATION. On April 26, 2000, the Registrant executed a Preliminary Plan of Reorganization ("Agreement") with Beijing Century Milestone S&T Co., Ltd. ("BCM"), and certain Stockholders of BCM pursuant to which 100% of the issued and outstanding shares of common stock of BCM (20,000,000 shares), held by the three persons identified below, are to be exchanged on a one share for one share basis for an aggregate of 20,000,000 shares of restricted common stock of the Registrant. The effective closing date was April 26, 2000. By virtue of the reorganization, BCM becomes a subsidiary of the Registrant, and the Registrant will continue to operate through its newly acquired subsidiary.

The shares due to the Stockholders are to be issued after the effectiveness of a 10 for 1 reverse split of the outstanding shares, which the Company intends to submit for shareholder approval as soon as practicable.

         The following tabulates holdings of common stock of the Registrant by former stockholders of BCM, giving effect to and as a result of the reorganization with Elaw.

Owner                          Shares Owned (1)           Percent of Class (2)
-----                          ----------------           --------------------
Luo Yun                               6,666,667                  24.3%

Feng Ji Ming                          6,666,667                  24.3%

Xiao Gang                             6,666,666                  24.3%

(1) All Common Shares held by them are "restricted securities" and as such are subject to limitations on resale. The shares may be resold pursuant to Rule 144 under certain circumstances.

(2) Assumes that there will be 27,405 638 shares of common stock of the Registrant outstanding immediately after issuance of these shares as required by the Agreement and Plan of Reorganization, assuming cancellation of other shares (currently pending) and upon effectiveness of a 10 for 1 reverse split (subject to shareholder approval).






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DESCRIPTION OF BEIJING CENTURY MILESTONE S&T CO., LTD.

         Following is a description of the business of Beijing Century Milestone S&T Co., Ltd.

COMPANY PROFILE

A.   A BRIEF INTRODUCTION

Beijing Century Milestone S&T Co., Ltd. ("BCM") is a high-tech enterprise, which specializes in multi-media technology, video-processing digitalization, networking through technological research and production development, along with application systems integration. The Company has independently designed and developed the "CenturySight 2000" system, which is a state-of-the-art multi-media remote video monitoring system. This system employs our unique video compression technology, which enables the transmission of real-time images of 25-frame QCIF (176X144) per second through a standard, copper telephone line. The system is a comprehensive combination of various functions including video monitoring, alarm processing, image transmission, remote video monitoring and network monitoring, etc. which the Company owns as intellectual property. In the near future BCM will launch a hard disc video recorder and multi-channel digital video recording system products, which also utilize BMC's video processing technology. The following lists the annual sales turnover (unaudited) of our self-owned products:

o    AL Alarm Network System                                RMB 1 million/year

o    AL Series Alarm Control Host                           RMB 8 million/year

o    CenturySight 2000 Video Transmission System            RMB 5 million/year

o    Matrix Host, Decoder Series                            RMB 2 million/year



The Company is the largest distributor of Video Monitoring and CCTV equipment in China with over 400 representative sales agents and representative offices in the largest cities in China including Guangzhou, Shanghai, Shenzhen and Changsha, etc. Our distributors handle the products under the Company's agency as follows:

1)   70% of Japan SANYO CCTV's market in China

2)   50% of Japan Seiko Camera Lens's market in China

3)   50% of U.S DS Safety & Defense Equipment market in China

Our Company independently designs and develops alarm system products and decoder system products. The AL series computer networking alarm products manufactured by our Company were awarded the Certificate of National Industrial Product Manufacture in 1995 issued by the Chinese Ministry of Public Security. Currently, almost 200 alarm center networks have been established in dozens of provinces in China (including Guangdong, Guangxi, Fujian, Sichuan, Yunnan, Zhejiang, Jiangxi, Shandong, Hunan, Hubei, Henan, Shanxi, Shanxi etc), which cover up to over 40,000 direct users across China.

Projected revenues for this year (2000) are 60 million RMB (Approximately 7 million USD).

Since its foundation, BCM has specialized in video processing. The Company's research, development and marketing of video compression has been the primary goal, along with its






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related research in monitoring technology and other related fields. The Company has conducted long-term research and thus gained experience in the core technology of multi-media processing, foremost in the video compression algorithm. At this time, the Company's algorithm performance has measured up to all world-class standards. The Company has independently designed and developed the "CenturySight 2000" system, which is a state-of-the-art multi-media remote video monitoring system. This system employs our unique video compression technology, which enables the transmission of real-time images of 25-frame QCIF (176X144) per second through a standard, copper telephone line. The system is a comprehensive combination of various functions including video monitoring, alarm processing, image transmission, remote video monitoring and network monitoring, etc. which the Company owns as intellectual property. In the near future BCM will launch a hard disc video recorder and multi-channel digital video recording system products, which also utilize BMC's video processing technology.

Continuous research on the BMC algorithm is a continuous process to stay ahead of competitors. The Company is making efforts to apply this technology to various network-centered fields, including such application products as network video telephone, online video on demand and videoconferencing systems. The Company will transform its advanced algorithm and related technologies into developed products and application systems in the corresponding fields, and anticipates occupying a substantial market share in industries utilizing compression technology.

On a pilot basis "CenturySight" multi-media monitoring series products have already been widely used in various fields including finance, post, tele-communications, hotels, restaurants, roads and bridge management. "CenturySight" has received a wide range of recognition and favorable reviews from customers. With the forthcoming launch of hard disc video recorder products, a new "Century" is going to be created for the field of video recorder and video recording system digitalization and networking technology.

Currently, the Company has approximately 70 employees located in Beijing and its branch offices. At present, the Company possesses a wide spread marketing network across the country and a high-caliber team of R&D technicians and engineers.

B. CORPORATE MANAGEMENT

1. MANAGEMENT TEAM

BCM has assembled a high-caliber management staff, which has direct technical skills and experience in corporate management, technological orientation, product development, market penetration and marketing management.

LUO YUN: General Manager, 36, Master's Degree, graduated from the Software Institute, Academia of China. He acted as the General Manager of Beijing Orient LegendMaker Software Development Co., Ltd. He has experience in corporate capital movement, technical and product orientation, corporate internal management and finance management, among others.

FENG JI MING, Chief Engineer, 33, Doctor's Degree, graduated from the Software Institute, Academia of China. He acted as the Chief Engineer in Beijing Orient LegendMaker Software Development Co., Ltd.

XIAO GANG, Deputy General Manager, 34, graduated from China North Technical University as a major in Instrument and Apparatus Science. He was the General Manager of Guangzhou






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Mainline Technology Development Co., Ltd, which is one of the largest companies in the monitoring industry in China today.

BAI XIAO DI, Deputy General Manager, 46, graduated from the Department of Automation Science under TsingHua University. He is qualified as a State-level expert and enjoys special allowances from the State. He acted as the General Manager of Beijing Changtong Feihua Information Technology Co., Ltd.

YI YANG, Manager of Development Department, Senior Engineer, graduated from the Department of Computer Science, Zhejiang University. He is regarded as an expert in UNIX operating systems and IC card operating systems in China.

LIU DAN, Regional Sales Manager, MBA, Bachelor's Degree of Computer Science, graduated from Zhongnan Technical University.

Our Company has adopted the modern enterprise management method and operates on the General Manager Responsibility System under the leadership of the Board of Directors.

C. PRODUCT DEVELOPMENT

The technological focus of our Company is in the digitalization and networking of video (multi-media) technology. Our goal is to realize the full potential of video processing & transmission and its relevant applications under the current communication facilities conditions (at present, the lowest-price application is the copper wire telephone network, secondly is the ISDN/DDN special line). Through research into and adaptation of the latest technologies, our Company is developing application products and then entering the market rapidly via our existing marketing group. This strategy allows the Company to distinguish itself from our competitors as a company with advantages in three primary aspects including technology, product and market share.

The products developed, under development and to be developed by our Company include:

     o    Video transmission software;

     o Single channel hard disc video recorder, 4-channel hard disc video recorder;

     o    Video transmitter;

     o    Network video telephone;

     o    Online video on demand;

     o    Videoconference systems.

1. VIDEO TRANSMISSION SOFTWARE:

Our Company has independently designed and developed the "CenturySight 2000" system, which is a state-of-the-art multi-media remote video monitoring system. This system employs our unique video compression technology, which enables the transmission of real-time images of 25-frame QCIF (176X144) per second through a regular, copper telephone line. The system is a comprehensive combination of various functions including video monitoring, alarm processing, image transmission, remote video monitoring and network monitoring etc. The system represents the development trend of future monitoring products. The CenturySight 2000 system has been widely applied in such fields as finance, post and telecommunications, road transportation, etc.





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2. HARD DISC VIDEO RECORDER (DIGITAL VIDEO RECORDER)

Although the traditional analog video recorder has been widely used in the monitoring industry, with the rapid development of modern technology (especially the development of video processing technology and network applications), it has the following obvious drawbacks:

     o One reel of magnetic tape in the analog video recorder can only record for a few hours; even at the expense of sacrificing image quality and image size, it can only record for up to 8 hours.

     o Its recall function can only be conducted "Forward" & "Backward"; i.e. it is not able to support other ways of recall, such as by time or by other factors.

     o Large space is occupied for storage, causing inconvenience for management.

     o It is hard to accomplish remote transmission & monitoring, and even if realized, incurs an extremely high cost.

With the advent of a digitized information society, and with the rapid development of networks and communications technology, the development of digitalization and networking of video information is inescapable. Only through the digitalization of video information can computer processing be conducted; further, only through digitalization can video information networking and remote transmission be realized. It is inevitable that the hard disc video recorder (digital video recorder) will replace the traditional analog one, as a result of scientific and technological development. In the following years to come, the digital video recorder is bound to dominate the video recorder market. For this reason, our Company has taken such a prime opportunity to launch the digital video recorder, and expects huge opportunities and a considerable market share in this field.


3. VIDEO TRANSMITTER CASE

The video transmission software is divided into two parts: the front end for capturing, compression and transmission and the rear end for receiving, management and control. In the regular application case, the rear end acts as the control center to control and manage a number of front ends. We have designed the capturing & compression parts of the front end in the video transmission system into a hardware case, which can be used directly by engineering contractors. It is not necessary to manage the machine and the system, start-up can be automatic, as only the power supply needs to be connected and it is able to resist various harsh environments. As a result, it not only benefits the engineering contractors in their installation and maintenance work, but also greatly facilitates customers' operation process. What's more, it also reduces costs in the case of large-scale applications.

4. NETWORK VIDEO TELEPHONE

Design Objective:

     o    To realize the video telephone in network environment and Internet;

     o To employ the Company's unique video compression technology, so as to ensure the superiority of technical performance;

     o    To measure up to the H.324 standard set by the World Telecom
          Federation;

     o    To ensure the real-time effect of voice;

     o To focus efforts on image compression in order to realize real-time transmission and the fastest transmission speed of 25 frames/second;

     o    To support format options CIF, QCIF and SQCIF;






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     o    To support and cater to the needs of such industries as electricity supply sectors, and current customers such as China Industrial & Commercial Bank and similar major accounts who possess nation-wide WANs.

     o Also to support and cater to the needs of individual and household users on the Internet.

5. ONLINE VIDEO ON DEMAND:

Design Objective:

     o    To realize video on demand on LAN, WAN and Internet at the same time;

     o To focus efforts on video compression (it is possible to directly use the Company's unique compression technology in order to enhance the video compression ratio greatly);

     o At the moment, two companies (Realplay and Microsoft) have already realized such a technology; however, both of them supply unsatisfactory image quality at a low speed, which makes large-scale application and extension hardly possible. Instead, our unique video compression technology distinguishes itself as an optimal solution, because it is able to improve the image quality and enhance the transmission speed by many times;

     o To be applied in the network film & TV programme playing, video on demand via network, video reformation on Internet website, and online video processing;

     o    To realize online education and network classes;

     o Further developments may be to realize the radio, film and TV systems all in Internet, by which to completely realize the visualization and humanization of Internet.

6. VIDEO CONFERENCE SYSTEM

Design Objective:

     o    To get realized on LAN, WAN and Internet;

     o    To realize the synchronous transmission of voice;

     o    To realize real-time transmission of 640X480 images;

     o    Other details are subject to be determined.

D. MARKETING NETWORK

Beijing Century Milestone S&T Co., Ltd. possesses a marketing staff, which has gained years of experience in both market research and marketing aspects. The current sales team was developed from the original Guangzhou Mainline Technology Development Co., Ltd. Thanks to their efforts the Company was the largest agent Company for Japan SANYO CCTV appliances in China early in 1993, and later in 1996 was further named as the authorized agent in China for the American DS safety and defense equipment. Also in 1996, Japan Seiko Company, the largest manufacturer worldwide of CCTV camera lens authorized our Company as its Chinese agent Company. After several years of unremitting efforts, Beijing Century Milestone S&T Co., Ltd. has become the largest supplier in China of CCTV (the largest television station in China) equipment.

The following lists the annual sales turnover (unaudited) of our self-owned products:

o    AL Alarm Network System                                RMB 1 million/year

o    AL Series Alarm Control Host                           RMB 8 million/year

o    CenturySight 2000 Video Transmission System            RMB 5 million/year

o    Matrix Host, Decoder Series                            RMB 2 million/year






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Our Company independently designs and develops alarm system products and decoder system products. The AL series computer networking alarm products manufactured by our Company was awarded the Certificate of National Industrial Product Manufacture in 1995 issued by the Chinese Ministry of Public Security. So far, almost 200 alarm center networks have been established in dozens of provinces in China (including Guangdong, Guangxi, Fujian, Sichuan, Yunnan, Zhejiang, Jiangxi, Shandong, Hunan, Hubei, Henan, Shanxi, Shanxi etc), which cover up to over 40,000 direct users across China.

Our distributors handle the products under the Company's agency as follows:

1) 70% of Japan SANYO CCTV's market in China                    RMB 50 million/yearly turnover

2) 50% of Japan Seiko Camera Lens's market in China             RMB 12 million/yearly turnover

3) 50% of U.S DS Safety & Defense Equipment market in China     RMB 8 million/yearly turnover

Beijing Century Milestone S&T Co., Ltd. has over 400 distributors and contractors across China, which can be regarded as the largest and the fastest-operating marketing network in the CCTV industry in today's China.

Each product manufactured by Beijing Century Milestone S&T Co., Ltd. possesses the advantages in both aspects of technical superiority and marketing penetration.

Beijing Century Milestone S&T Co., Ltd. is the largest supplier of CCTV equipment in China.

RESEARCH AND DEVELOPMENT

The Development Department under Beijing Century Milestone S&T Co., Ltd are young technical development professionals. The experienced professionals who have specialized in technical development and research conduct all the research work on key products and core technology. More than 50% of these professionals possess Master's Degree and 28% of them have gained Doctorate Degrees and/or Professor qualifications.






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ITEM 5. OTHER EVENTS

Litigation Settled. The Company has settled its lawsuit against Productos Forestales de Bolivar, CA ("PFB"), Richard Smith, Norman Piatti and David Bovi, which was filed on July 28, 1999. Pursuant to a settlement agreement dated April 18, 2000, all parties released each other from all claims relating the lawsuit. The Company disclaimed any interest in PFB. The defendants acknowledged that Michael Harrop is the President and sole director of the Company as of the settlement date and that Richard Smith was not an officer, director. In connection with the settlement, the Company authorized the sale of the 78,796,000 of the 78,996,000 shares of common stock previously issued to Richard Smith (i.e., all but 200,000 shares) to several third parties. One of the Third-party purchasers was Harrop Lees Brown & Co., of which Micheal Harrop is an affiliate.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the due date of this report.

         (b) Pro Forma Financial Information The required pro forma financial information will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the due date of this report.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.       Description
         -----------       -----------
            2.1            Preliminary Plan of Reorganization between the
                           Company and Beijing Century Milestone S&T Co., Ltd.,
                           dated March 6, 2000 (Filed herewith.)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HAAS NEUVEUX & COMPANY


                                           By:  /s/ Michael J. Harrop
                                              ---------------------------------
                                                Michael J. Harrop, President


Date:  May 5, 2000







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EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------
            2.1            Preliminary Plan of Reorganization between the
                           Company and Beijing Century Milestone S&T Co., Ltd.,
                           dated March 6, 2000 (Filed herewith.)